UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4700 Spring Street, Suite 304
La Mesa California, 91942
 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 702-1404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On September10, 2013 Bio-Matrix Scientific Group, Inc. (the “Company’) issued to David R. Koos, its Chief Executive Officer, 60,000,000 of  the Company’s common shares (“Shares”) in satisfaction of $120,000 owed by the Company to David Koos resulting from loans made by David R.  Koos to the Company.

The Shares are “restricted securities” as that term is defined in Rule 144(a) (3), promulgated under the Securities Act of 1933 (the “Act”). The Shares have not been registered under the Act or the securities laws of any State and may not be offered, sold, assigned, pledged, transferred or otherwise disposed of in the absence of an effective registration statement under the Act and applicable state securities laws or pursuant to an available exemption from registration under the Act or such laws

As of September 11, 2013 Bio-Matrix Scientific Group, Inc. has 2,263,813,321 of its common stock issued and outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: September 11, 2013